UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  August 31, 2011

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

THESIS FLEXIBLE FUND
SEMI-ANNUAL REPORT
August 31, 2011

www.ThesisFundManagement.com

Thesis Flexible Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Expense Example	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Supplemental Information	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the Thesis Flexible Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Fellow Shareholders –

There are some investing environments that can make investors look better than they actually are (see late 1990s internet mania, et al), and there are others that can make an investor look as if they are lost (see 2011, et al).  This letter covers the latter.

By now many of you have heard my mantra about risk management, which could reasonably lead one to ask: If we are such ardent practitioners of risk management, why has the Thesis Flexible Fund (“portfolio”) become so volatile, and performed negatively, in the last few months?  Allow me to explain what we have done well and what blindsided us.

While history never repeats itself exactly, it often rhymes, and serves as a great teacher and framework to think about risk and opportunity.  When the problems in Europe began to percolate and there were rumblings about the debt capital markets potentially closing again (à la 2008), one of the first things that we did was to assess which of our investments may have potential problems with either of those circumstances unfolding.  We concentrated on our highest-conviction ideas and sought to minimize investments with exposure to Europe or those that we felt had critically important debt maturities in the foreseeable future.

In doing so, our portfolio took on an ever-more cautious position as our top positions remained those that largely don’t do business in Europe, have hard assets, trade at low multiples of cash flow (or low percentage of book value), have clean balance sheets and, of course, have identifiable catalysts.  Said differently, it is exactly the kind of portfolio that would make most investors sleep well at night, given the environment.  That should have, theoretically, helped to protect us from Europe becoming unhinged and the markets seizing up.  Moreover, our short portfolio has had the opposite characteristics.

What has caught us by surprise was willingness, even in a near-zero-return bond environment, for investors to abandon healthy companies with attractive businesses and great balance sheets trading at already absurdly cheap valuations while, at the same time, knowing no bounds as to what to pay for a handful of ‘cult’ stocks.  It is interesting to note that most of the stocks that have done well in the last six months, similar to late 1999, appear to be those trading at, in most reasonable investors’ opinion, nosebleed valuations.

What follows is a prime example of some of the oddities that we have observed in the current environment: at one point, the market was down almost 3% partly due to concerns about Greece missing deficit targets (not a new concern, mind you) and potentially tearing apart the European Union.  On the Greek news, United Technologies (NYSE: UTX), a company that sells big-ticket items and has significant exposure to Europe, and one which we have regularly been short due to its European and global Gross Domestic Product exposure, was down approximately 1.5%.  At the same time, Winn-Dixie (NASDAQ:WINN), a $7 billion Florida-based grocer that trades at less than 2x EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization), with no exposure outside of the southeast United States, was down 10%.  Chipotle Mexican Grill (NASDAQ:CMG) (a quick-service burrito restaurant), a stock that we believe is an attractive short, was up on the day and trades at almost 70x earnings per share, even though it’s combating higher food costs and a willingness for diners to continue to spend $10 for a burrito.  The valuation extremes lead me to draw parallels to 1999 (minus the Greek drama of course.)

So, what has happened to the portfolio?  While we have generated attractive returns in our short portfolio, our über-cheap and high-conviction long portfolio has gotten even cheaper and performed worse than our short book, as per the examples above.  Why?  Unfortunately, in a parallel to 2008, I believe we at Thesis Fund Management are seeing forced selling, and covering, by many investors with what appear to be weak hands.  As with the post-2008 recovery, I believe that those with what I consider ‘strong hands’, like the Flexible Fund today, will be around seeking to reap the reward of the distressed selling (note: we think the sellers are distressed, not the companies).  What happened after that period in 2008?  After the forced selling ended, many stocks were up many, many hundreds of percent.  We believe that some of our more significant positions are worth 3to4x, or more, where they are now trading.  These opportunities are very attractive to us and it is one of the benefits of being able to take advantage of duration (to have “strong hands” and a longer-term view when others have “weak hands” and a short-term view).  Being a contrarian for the sake of it doesn’t make a lot of sense, but there are times when the consensus is wrong and it’s at those moments in time when being a contrarian, and having cash to invest, results in the potential for outsized profits.  I discuss some of our investments later in this letter.

As a reminder, our strategy does not seek to have low volatility or to mirror an index but, instead, to find a portfolio of high-conviction, catalyst-driven, mispriced investments that can provide attractive risk-adjusted returns.  Said differently, in our long portfolio we look for the proverbial ‘50 cent dollar’ investment opportunity and concentrate our portfolio on those investments.  In most markets, this strategy, combined with our short portfolio, has the potential to lead to lower volatility returns.  Then there are times like this, which to seem to be the exception.  We at Thesis Fund Management know that catalyst-driven value and special-situations investing have worked exceedingly well historically, so we stick to our knitting of pursuing those types of investments.

The Economy and the Market

We believe Thesis Fund Management understands as well as anybody the challenges facing the United States and the rest of the world.  Investors have been perseverating about China slowing, Europe’s financial system imploding, global growth slowing, U.S. unemployment remaining elevated, etc. for many quarters now.  Over that time period, global markets have gyrated wildly in both directions.  On the same set of facts.  I believe that the topics of concern haven’t changed while some look better and some worse over the past 12 months.  Why does that matter?  It matters because ultimately the market generally acts as a discounting mechanism and it discounts news, risks, perceived risks, opportunity and perceived opportunity.   Unless something changes for the worse, which is something we watch for closely, we feel that the market is adequately discounting the bad news now.

Over the course of a quarter we listen to dozens of earnings calls and have conversations with companies that are diverse by geography and industry.   Frankly, what we are seeing and hearing is certainly mixed, but not consistently bad.

What does all of this mean for our portfolio construction?  It means that we continue to be thoughtful about the macro risks facing investors but are opportunistic in adding to existing positions that present what we consider attractive risk-reward profiles (both in our long and short portfolios).

Why are we excited about underwhelming performance?

Take Barnes & Noble (NYSE: BKS), for example.  This is a company that most people know but was hiding in plain sight when we became involved in mid-April at about $9 per share.  Several weeks after we built our position, Liberty Media offered to buy it for $17, and it traded as high as $21, although we believe it to be worth in the mid-to-high $20 range on the most conservative basis and upwards of $40 on a more ‘realistic’ valuation basis.  The stock once again traded at about $11 per share in August, although Liberty agreed to make an investment in the company, giving an already dominant company a stronger balance sheet and positioning them to continue to cannibalize themselves and to take share from their competitors with their nook e-readers and tablets, which appear to be significant growth vehicles.

Primus Telecommunications Group (NYSE: PTGI) is another great example.  They are a company that provides internet and voice service in Brazil, Australia, and Canada and has a small wholesale U.S. business.  We started accumulating our position last year with several anticipated catalysts on the horizon – a move from the pink sheets (stocks that are not listed on one of the national exchanges) to the national markets (allowing mutual funds and other investors who avoid pink sheet stocks to acquire stock), the acquisition of a competitor (giving them more scale and a better balance sheet), and an upgrade of the relatively little debt they have outstanding (reducing their cost of capital).  They have since been listed on the New York Stock Exchange, acquired Arbinet, and had their debt upgraded.  The stock was trading at almost $16 when they reported in June on the news that they were moving to the NYSE, and traded down to $11 in August.  We believe that it is worth close to $30 per share, if not more.

Iridium Communications (NASDAQ: IRDM) is a global satellites communications provider that reported a fantastic 2nd fiscal quarter in August and we couldn’t be more pleased with how they’re executing.  Revenues were up double digits while net income grew almost 300% and subscribers (an important metric for their business) were up 25%.  We own the warrants (as opposed to the stock) and they were down significantly, mirroring the stock, although the company is cheap, growing quickly and we think has a world-class management team.  This is another example of an investment that we believe is worth several times where it is currently trading.

Lastly, on the long side, dELiA*s (NASDAQ: DLIA) is a teen girls’ retailer that generates in excess of $200mm of revenue and is successfully executing a turnaround of their business having installed new management who had to clean up after their former CEO.  This also happens to be one of our activist positions, where we take a more pro-active and constructive position as a shareholder.  By our estimates, the company will end 2011 with cash on their balance sheet approximately equal to their current market capitalization.  In other words, we think an investor in the stock is getting the business for free.  Moreover, we think they will generate an attractive amount of pre-tax income next year (versus break-even, or so, this year), so we anticipate that the stock will begin to be valued based on the company’s earnings.  We at Thesis Fund Management believe that over the next few years it can potentially trade 3to4x higher than where it currently trades.

We believe that our short book is equally rich with opportunity; albeit with a different risk-reward (you can’t make more than 100% being short a stock).  We continue to be short our mall REIT (Real Estate Investment Trust) positions. They appear to be facing several damning headwinds.  For starters, retail sales in the U.S. have been spotty and there appear to be fewer retailers growing square footage.  As a matter of fact, many of the national retailers that you know are likely planning flat square footage or may actually be contracting.  Our research indicates that this has become such a problem that the landlords are resorting to lying or miscounting who their tenants are lest they trigger lease cancellation provisions for remaining tenants which would contribute to a mall’s downward ‘death’ spiral.

Dividends also appear to be a problem as REITS have to pay out 90%, or more, of their FFO (Funds From Operations) to retain REIT status.  The problem is that their FFO is largely driven by leases that were signed years ago in a better leasing environment (read: higher lease rates).  The reason that this appears to be a problem is that, as investors have scrambled to find yield, they have driven the price of REITs up, and their yield down, to unprecedented levels.  Historically these stocks have provided high single digit or low double digit yields.  They now trade at low single digit yields.  Investors seem to be adequately compensated for taking the risk of these cyclically and possibly structurally, risky investments.  Moreover, those anticipating steady dividends might be in for a rude awakening when dividends begin to drop.

The history of evolution and human behavior is such that it is usually more comfortable to be part of the consensus – it’s always warmest inside of the herd, as they say.  However, a herd mentality is usually the opposite of what is needed to achieve high risk-adjusted investment results.

We believe that history is also on our side when it comes to the markets.  High quality, well-managed companies don’t stay cheap for long, just as overly-valued companies with deteriorating or questionable fundamentals don’t stay expensive for long.

Hopefully this letter helps to explain why we are excited about the portfolio’s investments.  We acknowledge the concerns over not ‘keeping pace’ with a benchmark over the short term, but it is important for us to know, and be comfortable with, what we own and what we are short as the members of Thesis are also significant owners of the fund and have been buying the fund.   In other words, we eat our own cooking and continue to be focused on generating attractive risk-adjusted returns.

Stephen Roseman
Portfolio Manager

You should consider the funds’ investment objectives, risks, charges and expenses carefully before investing. For a prospectus, that contains this and other information about the Funds, call 1-877-784-3747 or visit our website at www.ThesisFundManagement.com. Please read the prospectus carefully before investing.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity and other factors. There are also risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues. Short sales are speculative transactions and involve special risks, including that the fund’s losses are potentially unlimited.

As of August 31, 2011, United Technologies, Winn-Dixie, Chipotle Mexican Grill, Barnes & Noble, Primus Telecommunications Group, Iridium Communications and Delia’s represented 0.00%, 2.97%, -2.86%, 4.70%, 8.28%, 8.05% and 5.97% respectively, of the Thesis Flexible Fund’s total net assets. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The Thesis Flexible Fund is distributed by Grand Distribution Services, LLC.

Thesis Flexible Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 3/1/11 to 8/31/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	3/1/11	8/31/11	3/1/11 – 8/31/11
Actual Performance	$1,000.00	$882.40	$19.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,004.64	$20.41

* Expenses are equal to the Fund’s annualized expense ratio of 4.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2011 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS - 70.6%
	CONSUMER DISCRETIONARY - 28.2%
11,600	Barnes & Noble, Inc.^	$154,744
1,600	Big Lots, Inc.*	54,240
5,000	Chico's FAS, Inc.	69,600
127,525	dELiA*s, Inc.*	196,389
2,000	Family Dollar Stores, Inc.	106,780
4,500	GameStop Corp.*	107,685
128,000	LECG Corp.*	2,688
9,700	Midas, Inc.*	78,085
16,000	PEP Boys-Manny Moe & Jack^	158,080
		928,291

	CONSUMER STAPLES - 3.0%
12,700	Winn-Dixie Stores, Inc.*	97,917

	ENERGY - 3.8%
6,000	Crosstex Energy, Inc.	70,140
1,600	Teekay LNG Partners LP	53,936
		124,076

	FINANCIALS - 16.0%
3,000	CIT Group, Inc.*	103,710
3,000	Global Indemnity PLC*	55,500
2,400	Howard Hughes Corp.*	129,816
10,500	KKR Financial Holdings, LLC	90,825
2,000	NASDAQ OMX Group, Inc.*	47,380
2,000	Nelnet, Inc.	38,400
6,200	Old National Bancorp	60,822
		526,453

	INDUSTRIALS - 3.9%
39,400	Global Ship Lease, Inc. - Class A*	128,050

	INFORMATION TECHNOLOGY - 3.0%
59,350	PNI Digital Media, Inc.*	54,365
3,500	Take-Two Interactive Software, Inc.*	46,270
		100,635

	MATERIALS - 2.1%
7,800	AK Steel Holding Corp.^	70,122

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2011 (Unaudited)

Number
of Shares		Value
	TELECOMMUNICATION SERVICES - 10.6%
1,000	CoSine Communications, Inc.*	$2,080
22,342	Primus Telecommunications Group, Inc.*	272,572
2,800	Vodafone Group PLC - ADR	73,752
		348,404

	TOTAL COMMON STOCKS
	(Cost $2,478,581)	2,323,948

Number
of Contracts
	PURCHASED CALL OPTIONS - 3.6%
136	Best Buy Co., Inc., Exercise Price $30
	Expiration Date: January 2013*	34,000
80	BMC Software, Inc., Exercise Price $50
	Expiration Date: January, 2013*	22,800
441	Sprint Nextel Corp., Exercise Price $3
	Expiration Date: January, 2013*	62,181
	TOTAL PURCHASED CALL OPTIONS
	(Cost $147,683)	118,981

	PURCHASED PUT OPTIONS - 0.0%
180	Barnes & Noble, Inc., Exercise Price $9
	Expiration Date: September 2011*	-
	TOTAL PURCHASED PUT OPTIONS
	(Cost $5,144)	-

	WARRANTS - 8.1%
111,361	Iridium Communications, Inc., Exercise Price $7
	Expiration Date: February, 2013*	265,039
	TOTAL WARRANTS
	(Cost $271,198)	265,039

Principal
Amount
	SHORT-TERM INVESTMENT - 10.5%
346,969	UMB Money Market Fiduciary, 0.01%†^	346,969
	TOTAL SHORT-TERM INVESTMENT
	(Cost $346,969)	346,969

	TOTAL INVESTMENTS - 92.8%
	(Cost $3,249,575)	3,054,937
	Other Assets in Excess of Liabilities - 7.2%	236,870
	TOTAL NET ASSETS - 100.0%	$3,291,807

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2011 (Unaudited)

Number
of Shares		Value
	SECURITIES SOLD SHORT - (47.9)%
	COMMON STOCKS - (47.5)%
	CONSUMER DISCRETIONARY - (20.3)%
(1,600)	Abercrombie & Fitch Co.	$(101,776)
(1,400)	Buffalo Wild Wings, Inc.*	(86,282)
(300)	Chipotle Mexican Grill, Inc.*	(94,011)
(800)	Dick's Sporting Goods, Inc.*	(28,104)
(1,800)	Drew Industries, Inc.	(35,838)
(2,400)	Harley-Davidson, Inc.	(92,784)
(1,000)	Lamar Advertising Co.*	(20,910)
(1,400)	Las Vegas Sands Corp.*	(65,198)
(700)	Polo Ralph Lauren Corp.	(95,977)
(1,100)	Thor Industries, Inc.	(24,453)
(2,800)	Winnebago Industries, Inc.*	(21,980)
		(667,313)

	CONSUMER STAPES - (7.1)%
(1,700)	Anheuser-Busch InBev N.V.	(93,942)
(900)	Boston Beer Co, Inc.*	(72,963)
(1,500)	Molson Coors Brewing Co.	(65,625)
		(232,530)

	ENERGY - (0.4)%
(218)	InterOil Corp.*	(13,815)

	FINANCIALS - (9.6)%
(2,000)	Macerich Co.	(98,080)
(500)	Moody's Corp.	(15,415)
(900)	Simon Property Group, Inc.	(105,750)
(1,700)	Taubman Centers, Inc.	(97,971)
		(317,216)

	INDUSTRIALS - (4.0)%
(700)	Caterpillar, Inc.	(63,700)
(3,000)	Diana Shipping, Inc.*	(27,420)
(500)	Joy Global, Inc.	(41,725)
		(132,845)

	INFORMATION TECHNOLOGY - (2.6)%
(400)	OpenTable, Inc.*	(24,396)
(1,400)	Quest Software, Inc.*	(24,122)
(1,700)	TIBCO Software, Inc.*	(38,046)
		(86,564)

	TELECOMMUNICATION SERVICES - (3.5)%
(4,000)	AT&T, Inc.	(113,920)

	TOTAL COMMON STOCKS
	(Cost $1,515,924)	(1,564,203)

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2011 (Unaudited)

Number
of Shares		Value
	EXCHANGE TRADED FUNDS - (0.4)%
(200)	iPath Dow Jones-UBS Cotton Subindex
	Total Return Callable ETN*	$(13,076)

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $20,258)	(13,076)

	TOTAL SECURITIES SOLD SHORT
	(Cost $1,536,182)^	$(1,577,279)

ADR	American Depository Receipt
ETN	Exchange Traded Note
LP	Limited Partnership
PLC	Public Limited Company
*	Non-income producing security
†	The rate quoted is the annualized seven-day yield of the Fund at the period end.
^	Cash and securities of $1,581,333 have been segregated to cover securities sold short.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2011 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	28.2%
Financials	16.0%
Telecommunication Services	10.6%
Industrials	3.9%
Energy	3.8%
Information Technology	3.0%
Consumer Staples	3.0%
Materials	2.1%
Total Common Stocks	70.6%
Purchased Call Options	3.6%
Purchased Put Options	0.0%
Warrants	8.1%
Short-Term Investment	10.5%
Total Investments	92.8%
Other Assets in Excess of Liabilities	7.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2011 (Unaudited)

Assets:
Investments in securities, at value (cost $3,249,575)	$3,054,937
Cash	1,019,420
Cash deposited with broker for securities sold short	512,821
Receivables:
Investment securities sold	625,250
Dividends and interest	1,426
Due from Advisor	9,829
Prepaid expenses	9,268
Total assets	5,232,951

Liabilities:
Securities sold short, at value (proceeds $1,536,182)	1,577,279
Payables:
Investment securities purchased	331,791
Fund accounting fees	5,534
Administration fees	4,518
Custody fees	3,122
Distribution fees (Note 6)	2,980
Transfer agent fees	2,758
Dividends and interest on short sales	1,470
Trustees fees	1,282
Chief Compliance Officer fees	448
Accrued other expenses	9,962
Total liabilities	1,941,144

Net Assets	$3,291,807

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,360,405
Accumulated net investment loss	(59,071)
Accumulated net realized gain on investments, foreign currency, purchased options, securities sold short and written options	226,208
Net unrealized depreciation on:
Investments	(154,633)
Purchased options	(33,846)
Securities sold short	(41,097)
Warrants	(6,159)
Net Assets	$3,291,807

Shares of beneficial interest issued and outstanding	356,684
Net asset value per share	9.23

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $149)	$17,656
Interest	3
Total investment income	17,659

Expenses:
Advisory fees	41,889
Administration fees	18,140
Fund accounting fees	17,724
Custody fees	14,022
Transfer agent fees	12,696
Registration fees	11,067
Audit fees	7,562
Legal fees	5,735
Shareholder reporting fees	5,368
Chief Compliance Officer fees	4,934
Distribution fees (Note 6)	4,652
Trustees' fees and expenses	3,025
Miscellaneous	778
Insurance fees	530

Total expenses^	148,122
Advisory fees waived	(41,889)
Other expenses waived or reimbursed	(50,381)
Dividends on securities sold short (Note 2)	9,594
Interest expense	9,955
Net expenses	75,401
Net investment loss	(57,742)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Purchased Options, Securities Sold Short, Warrants and Written Options:
Net realized gain (loss) on:
Investments	114,400
Foreign currency	(44)
Purchased options	(74,588)
Securities sold short	81,022
Written options	(1,160)
Net realized gain	119,630
Net unrealized appreciation (depreciation) on:
Investments	(456,064)
Purchased options	(20,993)
Securities sold short	16,284
Warrants	(60,357)
Net unrealized depreciation	(521,130)
Net realized and unrealized loss on investments, foreign currency, purchased options, securities sold short, warrants and written options	(401,500)

Net Decrease in Net Assets from Operations	$(459,242)

^ Expenses before dividends on short positions, interest expense and reimbursements and waivers.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Period
	August 31, 2011	March 1, 2010*
	(Unaudited)	to February 28, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(57,742)	$(168,896)
Net realized gain on investments, foreign currency, purchased options, securities sold short and written options	119,630	239,940
Net unrealized appreciation (depreciation) on investments, purchased options, securities sold short and warrants	(521,130)	285,395
Net increase (decrease) in net assets resulting from operations	(459,242)	356,439

Capital Transactions:
Net proceeds from shares sold	379,542	15,801,547
Cost of shares repurchased1	(697,481)	(12,088,998)
Net increase (decrease) in net assets from capital transactions	(317,939)	3,712,549

Total increase (decrease) in net assets	(777,181)	4,068,988

Net Assets:
Beginning of period	4,068,988	-
End of period	$3,291,807	$4,068,988

Accumulated net investment loss	$(59,071)	$(1,329)

Capital Share Transactions:
Net proceeds from shares sold	37,583	1,594,388
Cost of shares repurchased	(69,994)	(1,205,293)
Net increase (decrease) from capital share transactions	(32,411)	389,095

*	Commencement of operations.
1	Net of redemption fee proceeds of $628 and $6,004, respectively.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
STATEMENT OF CASH FLOWS
For the Six Months Ended August 31, 2011 (Unaudited)

Increase/(Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$(459,242)
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(6,751,088)
Proceeds from sale of investment securities	6,902,146
Proceeds from short sale	11,139,447
Closed short transactions	(10,523,177)
Sale of short-term investment, net	(346,969)
Increase in deposits with brokers for short sales	(252,845)
Decrease in dividends payables on securities sold short	332
Increase in dividends and interest receivables	1,471
Increase in receivables for securities sold	(363,512)
Increase in other assets	(802)
Increase in payables for securities purchased	121,769
Decrease in accrued expenses	(9,842)
Net realized loss on investments	(119,674)
Unrealized appreciation on securities	521,130
Net cash used for operating activities	(140,856)
Cash flows provided by / (used for) financing activities
Proceeds from sale of shares	381,042
Redemption of shares, net of redemption fees	(723,710)
Net cash provided by financing activities	(342,668)

Net Decrease in Cash	(483,524)

Cash:
Beginning balance	1,502,944
Ending balance	$1,019,420

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six
	Months Ended		For the Period
	August 31, 2011		March 1, 2010*
	(Unaudited)		to February 28, 2011
Net asset value, beginning of period	$10.46		$10.00
Income from Investment Operations:
Net investment loss	(0.16)	1	(0.27)	1
Net realized and unrealized gain (loss) on investments	(1.07)		0.73
Total from investment operations	(1.23)		0.46

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.23		$10.46

Total return	-11.76%	3	4.60%	3

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,292		$4,069

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.01%	4,5	6.90%	4,7
After fees waived and expenses absorbed	4.05%	4,5	3.60%	4,7
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(8.06)%	4,6	(6.25)%	4,8
After fees waived and expenses absorbed	(3.10)%	4,6	(2.95)%	4,8
Portfolio turnover rate	194%	3	564%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 7.96%; the ratio of expenses to average net assets after fees waived would have been 3.00%.

6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (7.01)%; the ratio of net investment income to average net assets after fees waived would have been (2.05)%.

7
Includes dividends on securities sold short, interest expense and special situation investing. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 6.30%; the ratio of expenses to average net assets after fees waived would have been 3.00%.

8
Includes dividends on securities sold short, interest expense and expenses from special situation investing. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (5.65)%; the ratio of net investment income to average net assets after fees waived would have been (2.35)%.

See accompanying Notes to Financial Statements.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2011 (Unaudited)

Note 1 – Organization
Thesis Flexible Fund (the “Fund”) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on March 1, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

(d) Short Sales –Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(e) Special Situation Investing - The Fund may seek to take positions in companies for the purpose of effecting changes in board composition, management, capital structure, or dividend policies, or in order to attempt to cause a company to pursue strategic transactions (such as mergers or spin-offs) or to make other changes in its business operations.  The Fund may incur expenses related to such activist or special situation investing.  There were no fees incurred related to special situation investing for the period March 1, 2011 through August 31, 2011.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Funds’ 2010 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the 6 months ended August 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Thesis Fund Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 2.25% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) to 3.00% of the Fund's average daily net assets until June 30, 2012.  For the period March 1, 2011 through August 31, 2011, the Advisor waived all of its advisory fees and reimbursed other expenses totaling $92,270.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

below any current expense limit and the expense limit in place at the time the expenses were incurred.  At August 31, 2011, the amount of these potentially recoverable expenses was $281,138.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than February 28, of the years stated below:

2014:  $188,868
2015:  $92,270

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period March 1, 2011 through August 31, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period March 1, 2011 through August 31, 2011, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At August 31, 2011, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$3,339,494

Proceeds from securities sold short	$(1,523,180)

Unrealized appreciation	$122,406
Unrealized depreciation	(461,062)
Net unrealized depreciation on investments and securities sold short	$(338,656)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

As of February 28, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$202,427
Undistributed long-term gains	---
Tax accumulated earnings	202,427
Accumulated capital and other losses	(1,380)

Unrealized appreciation	189,597
Total accumulated earnings	$390,644

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of February 28, 2011, the Fund had $1,380 of post-October capital losses which are deferred until March 1, 2011 for tax purposes.

Note 5 - Investment Transactions
For the period March 1, 2011 through August 31, 2011, purchases and sales of investments, excluding short-term investments, were $6,199,460 and $6,375,154, respectively.

Transactions in option contracts written for the period March 1, 2011 through August 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Outstanding at March 1, 2011	-	$-
Options written	685	32,212
Options closed	(55)	(19,178)
Options expired	(580)	(8,940)
Options exercised	(50)	(4,094)
Outstanding at August 31, 2011	-	$-

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the period March 1, 2011 through August 31, 2011, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of August 31, 2011, in valuing the Fund’s assets carried at fair value:

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3* (Significant Unobservable Inputs)	Total
Assets Table
Investments, at value
Common Stock1	$2,323,948	-	-	$2,323,948
Purchased Option Contracts	118,981	-	-	118,981
Warrants	265,039	-	-	265,039
Short-Term Investments	349,969			349,969
Total Assets	$3,054,937	-	-	$3,054,937

Liabilities Table
Securities Sold Short
Common Stock1	$(1,564,203)	-	-	$(1,564,203)
Exchange Traded Funds	(13,076)			(13,076)
Total Liabilities	$(1,577,279)	-	-	$(1,577,279)

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments. There were no significant transfers into and out of level 1 and 2 during current year presented.

*The fund did not hold any level 2 or 3 securities during the period.

Note 9 –Derivatives and Hedging Disclosures:
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the period March 1, 2011 through August 31, 2011.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of August 31, 2011 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Purchased Option Contracts	Investments in securities, at value	$118,981	Written Option Contracts, at value	$-
Total		$118,981		$-

Thesis Flexible Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2011 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the period March 1, 2011 through August 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Option Contracts	Written Option Contracts	Total
Equity contracts	$(74,588)	$(1,160)	$(75,748)
Total	$(74,588)	$(1,160)	$(75,748)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Option Contracts	Written Option Contracts	Total
Equity contracts	$(20,993)	$-	$(20,993)
Total	$(20,993)	$-	$(20,993)

Note 10 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Thesis Fund Management, LLC (the “Investment Advisor”) with respect to the Thesis Flexible Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered a presentation made by representatives of the Investment Advisor at the meeting as well as information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the S&P 500 Index for the three-month, year-to-date and one-year periods ended August 31, 2011, and with a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month, year-to-date and one-year periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund exceeded the returns of the S&P 500 Index and the average returns of the Peer Group funds for the three-month periods but were below the returns of the Index and the average returns of the Peer Group funds for the year-to-date and one-year periods.  The Trustees noted representations by the Investment Advisor that certain funds in the Peer Group were more comparable to the Fund in terms of concentration and investment strategy than other funds in the Peer Group, and that the Fund’s investment process was particularly research intensive.  The Trustees also considered the Investment Advisor’s expectation that with the Fund’s focus on portfolio risk management, the Fund’s long-term performance would be more favorable than its short-term

Thesis Flexible Fund
SUPPLEMENTAL INFORMATION (Unaudited)

performance.  The Board also considered the relatively small size of the Fund’s assets compared to the average Peer Group fund size.

The Board considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fees and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) and the total expenses paid by the Fund (net of fee waivers by the Investment Advisor) were higher than the Fund’s Peer Group averages.  The Board noted, however, that the Investment Advisor was waiving a significant portion of its advisory fees with respect to the Fund because of the Fund’s low asset levels.  The Board noted that the Investment Advisor has no advisory clients other than the Fund and therefore they could not compare the Fund’s fees to the fees charged by the Investment Advisor to any other client. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board next considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor was not currently realizing any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

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Thesis Flexible Fund
a series of the Investment Managers Series Trust

Investment Advisor
Thesis Fund Management, LLC
441 Lexington Avenue, Suite 602
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Thesis Flexible Fund	TFLEX	461 418 782

Privacy Principles of the Thesis Flexible Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Thesis Flexible Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 7THESIS (843747) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 7THESIS (843747) or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 7THESIS (843747). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Thesis Flexible Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-877-7THESIS (843747)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)     /s/ John P. Zader
           John P. Zader, President

Date   November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ John P. Zader
           John P. Zader, President

Date November 4, 2011

By (Signature and Title)     /s/ Rita Dam
           Rita Dam, Treasurer

Date November 4, 2011